Exhibit 10.5

DANAOS CORPORATION

2006 EQUITY COMPENSATION PLAN

1.                                       Purpose of the Plan

The purpose of this 2006 Equity Compensation Plan (the “Plan”) is to advance the interests of the Company and its stockholders by providing a means (a) to attract, retain, and reward directors, officers, other employees and persons who provide services to the Company and its Subsidiaries and directors, officers and employees of any Management Company, (b) to link compensation to measures of the Company’s performance in order to provide additional incentives, including stock-based incentives and cash-based incentives, to such persons for the creation of stockholder value, and (c) to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company’s stockholders.

2.                                       Definitions

Capitalized terms used in the Plan and not defined elsewhere in the Plan shall have the meaning set forth in this Section.

2.1                                 “Award” means a compensatory award made pursuant to the Plan pursuant to which a Participant receives, or has the opportunity to receive Shares or cash.

2.2                                 “Award Agreement” means a written document prescribed by the Committee and provided to a Participant evidencing the grant of an Award under the Plan.

2.3                                 “Beneficiary” means the person(s) or trust(s) entitled by will or the laws of descent and distribution to receive any rights with respect to an Award that survive such Participant’s death provided that if at the time of a Participant’s death, the Participant had on file with the Committee a written designation of a person(s) or trust(s) to receive such rights, then such person(s) (if still living at the time of the Participant’s death) or trust(s) shall be the “Beneficiary” for purposes of the Plan.

2.4                                 “Board” means the Board of Directors of the Company.

2.5                                 “Change of Control” shall mean the occurrence of any of the following:

(a) any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than (i) the Company, or (ii) John Koustas or entities which he directly or indirectly controls (as defined in Rule 12b-2 under the Exchange Act) or which are established for his benefit or the benefit of members of his family, acquiring “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the Voting Stock of the Company;

(b) the sale of all or substantially all of the Company’s assets in one or more related transactions to a “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Exchange Act) other than such a sale (x) to a subsidiary of the Company which does not involve a change in the equity holdings of the Company or (y) to John Koustas or entities which he directly or indirectly controls or which are established for his benefit or the benefit of members of his family;

(c) any merger, consolidation, reorganization or similar event of the Company, as a result of which the holders of the Voting Stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the Voting Stock of the surviving entity;

(d) a majority of the members of the Board of Directors are no longer Continuing Directors; as used herein, a “Continuing Director” means any member of the Board of Directors who was a member of such Board of Directors on the date hereof and any person who becomes a director subsequent to such date whose election or nomination for election was supported by a majority of  the directors who then comprised the Continuing Directors; or

(e) the Company adopts any plan of liquidation or dissolution providing for the distribution of all or substantially all of its assets.

For purposes of the Change of Control definition, the “Company” shall include any entity that succeeds to all or substantially all of the business of the Company and “Voting Stock” shall mean capital stock of any class or classes having general voting power, in the absence of specified contingencies, to elect the directors of a corporation.

2.6                                 “Committee” means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan or the Board, where the Board is acting as the Committee or performing the functions of the Committee, as set forth in Section 3.

2.7                                 “Company” means Danaos Corporation, a corporation domiciled in the Republic of The Marshall Islands.

2.8                                 “Management Company” means any company that is providing administrative, commercial, technical or maritime services to, or for the benefit of, the Company, its subsidiaries and their vessels.

2.9                                 “Participant” means any person who has been granted an Award under the Plan.

2.10                           “Shares” means shares of common stock of the Company and such other securities as may be substituted or resubstituted for Shares pursuant to Section 6.

2.11                           “Subsidiary” means an entity that is, either directly or through one or more intermediaries, controlled by the Company.

3.                                       Administration

3.1                                 Committee. The Plan shall be administered by the Committee. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, and that authority specifically reserved to the Board under the terms of the Plan, the Company’s Articles of Incorporation, By-Laws, or applicable law shall be exercised by the Board and not by the Committee. The Board shall serve as the Committee in respect of any Awards made to any director of the Company who is not otherwise employed by the Company.

3.2                                 Powers and Duties of Committee. In addition to the powers and duties specified elsewhere in the Plan, the Committee shall have full authority and discretion to:

(a)                                  adopt, amend, suspend, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(b)                                 correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(c)                                  make determinations relating to eligibility for and entitlements in respect of Awards, and to make all factual findings related thereto; and

(d)                                 make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan. All determinations and decisions of the Committee shall be final and binding upon a Participant or any person claiming any rights under the Plan from or through any Participant, and the Participant or such other person may not further pursue his or her claim in any court of law or equity or other arbitral proceeding.

(e)                                  Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate, on such terms and conditions as it determines in its sole and absolute discretion, to one or more senior executives of the Company (i) the authority to make grants of Awards to officers (other than executive officers), employees of the Company, employees of any Subsidiary and employees of any Management Company and (ii) other administrative responsibilities. Any such allocation or delegation may be revoked by the Committee at any time.

3.3                                 Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company’s independent registered public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4.                                       Limitations on Awards

4.1                                 Aggregate Number of Shares Available for Awards. The aggregate number of Shares for which Awards may be granted under this Plan shall not exceed 6% of the number of Shares issued and outstanding at the time any Award is granted. Awards made under this Plan which are forfeited (including a repurchase or cancellation of Shares subject thereto by the Company in exchange for the price, if any, paid to the Company for such Shares, or for their par or other nominal value), cancelled or have expired, shall be disregarded for purposes of the preceding sentence.

4.2                                 Type of Shares Deliverable. The Shares delivered in connection with Awards may consist, in whole or in part, of authorized and unissued Shares, or Shares acquired in the market for the account of a Participant.

5.                                       Awards

5.1                                 Eligibility. The Committee shall have the discretion to select Award recipients from among the following categories of eligible recipients: (i) individuals who are employees (including officers) of the Company, any Subsidiary or any Management Company, (ii) individuals who are members of the Board and not otherwise employed by the Company, any Subsidiary or any Management Company, (iii) any other individual who provides substantial personal services to the Company or any Subsidiary, (iv) any individual who has agreed to become an employee of the Company or a Subsidiary or any Management Company, provided that no such person may receive any payment or exercise any right relating to an Award until such person has commenced employment, and (v) individuals formerly employed by the Company or any Subsidiary as compensation in respect of their employment with the Company or any Subsidiary.

5.2                                 Type of Awards. The Committee shall have the discretion to determine the type of Awards to be granted under the Plan. Such Awards may be in a form payable in either Shares or cash, including, but not limited to, options to purchase Shares, restricted Shares, bonus Shares, appreciation rights, share units, performance units and dividend equivalents. The Committee is authorized to grant Awards as a bonus, or to grant Awards in lieu of obligations of the Company or any Subsidiary to pay cash or grant other awards under other plans or compensatory arrangements (including under any employment agreement), to the extent permitted by such other plans or arrangements. Shares issued pursuant to an Award in the nature of a purchase right (e.g., options) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Shares, other Awards, or other consideration, as the Committee shall determine.

5.3                                 Terms and Conditions of Awards. The Committee shall determine the size of each Award to be granted (including, where applicable, the number of Shares to which an Award will relate), and all other terms and conditions of each such Award (including, but not limited to, any exercise price, grant price, or purchase price, any restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and any schedule or performance conditions for the lapse of such restrictions or conditions, and accelerations or modifications thereof, based in each case on such considerations as the Committee shall determine). The Committee may determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other consideration, or an Award may be canceled, forfeited, or surrendered.

5.4                                 Option Repricing. As to any Award granted as an option to purchase Shares or an appreciation right payable in Shares, the Committee is authorized to subsequently reduce the applicable exercise price relating to such Award, or take such other action as may be considered a repricing of such Award under generally accepted accounting principles.

5.5                                 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, any Management Company or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary, including under any employment agreement, and in granting a new Award, the Committee may determine that the value of any surrendered Award or award may be applied to reduce the exercise price of any option or appreciation right or purchase price of any other Award.

5.6                                 Vesting Upon a Change of Control. Unless otherwise set forth in an Award Agreement, Awards will vest upon a Change of Control, and any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change of Control or if exercise of the Award is required, the Award may be exercised at the occurrence of the Change of Control.

6.                                       Adjustments

In the event of any change in the outstanding Shares by reason of a stock dividend, stock split or reverse stock split or by reason of a combination, reorganization, recapitalization, merger, amalgamation, consolidation, spin-off or reclassification affecting the outstanding Shares, (i) the maximum number of Shares available for Awards, (ii) the maximum number of Shares that any individual participating in the Plan may be granted in any year, (iii) the number of Shares covered by outstanding awards, (iv) the kind of Shares issued under the Plan and outstanding Awards, and (v) the price per share of outstanding Awards shall be equitably adjusted by the Committee, as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, the Committee shall have discretion to make the foregoing equitable adjustments in any circumstances in which an adjustment is not mandated by this Section 6 or applicable law, including in the event of a Change of Control, and is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including cancellation of Awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of Awards using securities or other obligations of a successor or other entity, acceleration of the expiration date for Awards, or adjustment to performance goals in respect of Awards) in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, if any such event will result in the acquisition of all or substantially all of the Company’s outstanding Shares or assets, then if the document governing such acquisition (e.g., merger agreement) specifies the treatment of outstanding Awards, such treatment shall govern without the need for any action by the Committee; provided, however, that if the treatment of outstanding Awards specified in such document conflicts with the terms of an Award Agreement or any employment agreement of a Participant relating to outstanding Awards, then the Committee shall make such adjustment as it deems appropriate to preclude, to the extent practicable, the enlargement or dilution of the economic rights and benefits under such Awards. Any adjustments determined by the Committee shall be final, binding and conclusive.

7.                                       General Provisions

7.1                                 Compliance with Laws and Obligations. The Company shall not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of any applicable securities law, any requirement under any listing agreement between the Company and any securities exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

7.2                                 Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except to a Beneficiary in the event of the Participant’s death (to the extent any such Award, by its terms, survives the Participant’s death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred during the lifetime of the Participant, for purposes of the Participant’s estate planning or other purposes consistent with the purposes of the Plan (as determined by the Committee), and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors. A

Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

7.3                                 No Right to Continued Employment; Leaves of Absence. Neither the Plan, the grant of any Award, nor any other action taken hereunder shall be construed as giving any employee, consultant, director, or other person the right to be retained in the employ or service of the Company, any of its Subsidiaries or any Management Company (for the vesting period or any other period of time), nor shall it interfere in any way with the right of the Company or any of its Subsidiaries, or the right of any Management Company, to terminate any person’s employment or service at any time. Unless otherwise specified in the applicable Award Agreement, (i) an approved leave of absence shall not be considered a termination of employment or service for purposes of an Award under the Plan, (ii) any Participant who is employed by or performs services for a Subsidiary shall be considered to have terminated employment or service for purposes of an Award under the Plan if such Subsidiary is sold or no longer qualifies as a Subsidiary of the Company, unless such Participant remains employed by the Company or another Subsidiary and (iii) any Participant who is employed by, or serves as a director of, a Management Company shall be considered to have terminated employment or service for purposes of an Award under the Plan if such Management Company no longer provides services to the Company.

7.4                                 Taxes. The Company and any Subsidiary is authorized to withhold from any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold Shares or receive or accept Shares by way of repurchase, Participant services, or other consideration and to make cash payments in respect thereof in satisfaction of withholding tax obligations.

7.5                                 Changes to the Plan and Awards. The Board may amend, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment shall be subject to the approval of the Company’s stockholders at or before the next annual meeting of stockholders for which the record date is after the date of such Board action if such stockholders approval is required by any applicable law, regulation or stock exchange rule, and the Board may otherwise, in its discretion, determine to submit other such amendments to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted. The Committee may amend, suspend, discontinue, or terminate any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award. Any action taken by the Committee pursuant to Section 6 shall not be treated as an action described in this Section 7.5.

7.6                                 No Right to Awards; No Shareholder Rights. No Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees, consultants, or directors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

7.7                                 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a

Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other consideration pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

7.8                                 Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan or of any amendment to stockholders for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

7.9                                 Successors and Assigns. The Plan and Award Agreements may be assigned by the Company to any successor to the Company’s business. The Plan and any applicable Award Agreement shall be binding on all successors and assigns of the Company and a Participant, including any permitted transferee of a Participant, the Beneficiary or estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

7.10                           Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of the Republic of the Marshall Islands, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the Republic of the Marshall Islands.

7.11                           Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

7.12                           Plan Termination. Unless earlier terminated by the Board, the Plan shall terminate on the day before the tenth anniversary of the later of the date the Company’s stockholders originally approved the Plan (September      , 2006) or the date of any subsequent shareholder approval of the Plan. Upon any such termination of the Plan, no new authorizations of grants of Awards may be made, but then-outstanding Awards shall remain outstanding in accordance with their terms, and the Committee otherwise shall retain its full powers under the Plan with respect to such Awards.